SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                TOP TANKERS INC.
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               (Exact name of Issuer as specified in its chapter)


Republic of the Marshall Islands                                   N/A
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(State of incorporation                                         (IRS Employer
or organization)                                             Identification No.)


109-111 Messogion Ave.
Politia Centre,
Athens 115 26 GR
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(Address of principal                                             (Zip Code)
executive offices)


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c) please check the following box. [_]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[_]

Securities Act registration statement file number to which this form
relates:   No. 333-117213
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     Securities to be registered pursuant to Section 12(b) of the Act:
                                      None

     Securities to be registered pursuant to Section 12(g) of the Act:
                    Common Shares (par value $0.01 per share)
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                                (Title of Class)

Item 1. Description of Registrants Securities to be Registered

The following sections of the Company's Registration Statement on Form F-1 (Registration No. 333-117213), including amendments thereto, filed with the Securities and Exchange Commission on July 7, 2004 are hereby incorporated by reference:

      1.   Prospectus Summary;
      2.   Dividend Policy; and
      3.   Description of Capital Stock.


Item 2.   Exhibits    Description
          --------    ------------

          1. The Articles of Incorporation and amendments thereto, of the Company, which are hereby incorporated by reference to Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 of the Company's Registration Statement on Form F-1 (Registration No. 333-117213), filed with the Securities and Exchange Commission on July 7, 2004.

          2. The Bye-Laws of the Company, which are hereby incorporated by reference to Exhibit 3.4 to the Registration Statement on Form F-1 (Registration No. 333-117213), including amendments thereto, filed with the Securities and Exchange Commission on July 7, 2004.


          3. Specimen Copy of Common Share Certificate of the Company, which is hereby incorporated by reference to Exhibit 4 to the Third Amendment to the Registration Statement on Form F-1 (Registration No. 333-117213), including amendments thereto, filed with the Securities and Exchange Commission on July 21, 2004.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  July 21, 2004                         TOP TANKERS INC.


                                              By: /s/ Thomas F. Jackson
                                                  ---------------------
                                              Name:  Thomas F. Jackson
                                              Title: Chairman